SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2003

                            POCAHONTAS BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-23969                  71-0806097
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)



1700 E. HIGHLAND, JONESBORO, AR                                        72401
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

                  Exhibit No.          Description
                  -----------          -----------
                      99               Press release dated July 25, 2003


Item 12. Results of Operations and Financial Condition

         On July 25, 2003, Pocahontas Bancorp, Inc. (the "Company") announced its earnings for the third quarter of its fiscal year ending September 30, 2003. A copy of the press release dated July 25, 2003, describing earnings for this period is attached as Exhibit 99 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           POCAHONTAS  BANCORP, INC.


DATE:  July 25, 2003                  By:  /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer




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